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                                                                   EXHIBIT 10.69

                                                                  EXECUTION COPY


                         MASTER POOL PURCHASE AGREEMENT

                           dated as of August 29, 2002

                                 by and between

                           SIERRA DEPOSIT COMPANY, LLC
                                  as Depositor

                                       and

                     SIERRA RECEIVABLES FUNDING COMPANY, LLC
                                    as Issuer

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                                TABLE OF CONTENTS

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                                                                                PAGE
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Section 1.    Definitions..........................................................1

Section 2.    Purchase and Sale....................................................5

Section 3.    Pool Loan Purchase Price.............................................5

Section 4.    Payment of Purchase Price............................................5

              (a)   Closing Dates..................................................5

              (b)   Manner of Payment of Additional Pool Loan Purchase Price.......6

              (c)   Payment of Adjustments.........................................6

Section 5.    Conditions Precedent to Sale of Pool Loans...........................6

Section 6.    Representations and Warranties of the Depositor......................6

Section 7.    Affirmative Covenants of the Depositor...............................8

              (a)   Separate Legal Entity..........................................8

              (b)   Compliance with Laws, Etc......................................9

              (c)   Preservation of Corporate Existence............................9

              (d)   Keeping of Records and Books of Account........................9

              (e)   Payment of Taxes...............................................9

              (f)   Turnover of Collections........................................9

Section 8.    Negative Covenants of the Depositor.................................10

              (a)   Sales, Liens, Etc.............................................10

              (b)   No Mergers, Etc...............................................10

              (c)   Change in Name................................................10

              (d)   Indebtedness..................................................10

              (e)   Amendments, Etc...............................................10

              (f)   Capital Expenditures..........................................10

              (g)   Limitation on Business........................................10

              (h)   Capital Contributions.........................................10

Section 9.    Repurchases or Substitutions of Pool Loans for
              Breach of Representations and Warranties............................11

Section 10.   Representations and Warranties of the Issuer........................11

Section 11.   Affirmative Covenants of the Issuer.................................12
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                                TABLE OF CONTENTS
                                   (continued)

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                                                                                PAGE
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Section 12.   Depositor Repurchases...............................................13

              (a)   Optional Substitution of Schedule 1-A Pool Loans..............13

              (b)   Substitution of Other Pool Loans..............................14

              (c)   Substitutions.................................................14

              (d)   Condition Precedent to Substitution of Pool Loans.............14

Section 13.   Termination.........................................................14

              (a)   Purchase Termination Events...................................14

              (b)   Purchase Termination..........................................14

Section 14.   Indemnities by the Depositor........................................14

Section 15.   Miscellaneous.......................................................15

              (a)   Amendment.....................................................15

              (b)   Assignment....................................................15

              (c)   Counterparts..................................................16

              (d)   Governing Law.................................................16

              (e)   Notices.......................................................16

              (f)   Severability of Provisions....................................16

              (g)   Successors and Assigns........................................16

              (h)   No Proceedings................................................16

              (i)   Recourse to the Depositor.....................................17

              (j)   Recourse to the Issuer........................................17

              (k)   Confidentiality...............................................17

Exhibit A     Form of Assignment of Additional Pool Loans........................A-1
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                                      -ii-
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                         MASTER POOL PURCHASE AGREEMENT

      THIS MASTER POOL PURCHASE AGREEMENT (the "AGREEMENT") dated as of August 29, 2002 is made by and between SIERRA DEPOSIT COMPANY, LLC, a Delaware limited liability company, as depositor (the "DEPOSITOR") and SIERRA RECEIVABLES FUNDING COMPANY, LLC, a Delaware limited liability company, as issuer (the "ISSUER").

                                    RECITALS

      WHEREAS, the Depositor has purchased certain Pool Loans and related Pool Assets (including an interest in the Timeshare Properties underlying such Pool Loans) from FAC, EFI and Trendwest (collectively with other sellers of Pool Loans that may be named in the future, the "SELLERS") pursuant to the applicable Purchase Agreements and related PA Supplements and from time to time hereafter will purchase from the Sellers additional Pool Loans and related Pool Assets; and

      WHEREAS, the Depositor wishes to sell the Pool Loans and related Pool Assets that it now owns and the Pool Loans and related Pool Assets that it from time to time hereafter will own to the Issuer, and the Issuer is willing to purchase such Pool Loans and related Pool Assets from the Depositor from time to time, on the terms and subject to the conditions contained in this Agreement and the related Pool Purchase Agreement Supplement (each, a "PPA SUPPLEMENT") for each Series of Notes; and

      WHEREAS, the Issuer intends to grant security interests in the Pool Loans and related Pool Assets that it purchases from the Depositor to the Collateral Agent on behalf of the Trustee and the holders of Notes issued from time to time pursuant to a Master Indenture and Servicing Agreement of even date herewith, together with any Indenture Supplements thereto (collectively, the "INDENTURE AND SERVICING AGREEMENT"), each by and between the Issuer, FAC as Master Servicer, the Trustee and the Collateral Agent.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

SECTION 1.   DEFINITIONS.

      All terms used but not otherwise specifically defined herein shall have the meanings ascribed to them in the Purchase Agreements. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

      "ADDITION CUT-OFF DATE" shall mean any Addition Cut-Off Date under the applicable Purchase Agreement.

      "ADDITION DATE" shall mean any Addition Date under the applicable Purchase Agreement.

      "ADDITIONAL POOL LOAN" shall mean, for each Series, a Loan constituting one of the Pool

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Loans of such Series purchased from the Depositor on an Addition Date and listed on Schedule 1 to the related Assignment.

      "ADDITIONAL POOL LOAN PURCHASE PRICE" shall have the meaning set forth in
Section 3.

      "AGREEMENT" shall have the meaning set forth in the preamble.

      "ASSIGNMENT" shall have the meaning set forth in the applicable PPA Supplement.

      "CENDANT" shall mean Cendant Corporation or any successor thereof.

      "CLOSING DATE" shall mean, for each Series, the Closing Date set forth in the applicable PPA Supplement.

      "DEFECTIVE LOAN" shall mean any Defective Loan under the applicable Purchase Agreement.

      "DEPOSITOR" shall have the meaning set forth in the preamble.

      "DEPOSITOR INDEMNIFIED AMOUNTS" shall have the meaning set forth in
Section 14.

      "DEPOSITOR INDEMNIFIED PARTY" shall have the meaning set forth in
Section 14.

      "DUE DATE" shall mean, with respect to any Pool Loan, the date on which an Obligor is required to make a Scheduled Payment thereon.

      "EFI" shall mean EFI Development Funding, Inc., a wholly-owned indirect Subsidiary of Cendant.

      "ELIGIBLE POOL LOAN" shall mean any Pool Loan that is an Eligible Loan as defined in the applicable PA Supplement.

      "FAC" shall mean Fairfield Acceptance Corporation-Nevada, a Delaware corporation domiciled in Nevada and a wholly-owned indirect Subsidiary of FRI.

      "FACILITY DOCUMENTS" shall mean, collectively, this Agreement, each PPA Supplement, the Purchase Agreements, each PA Supplement, the Indenture and Servicing Agreement, each Indenture Supplement, the Custodial Agreement, the Lockbox Agreements, the Collateral Agency Agreement, the Title Clearing Agreements, the Loan Conveyance Documents, the Depositor Administrative Services Agreement, the Issuer Administrative Services Agreement, the Financing Statements, all other documents specified in a PPA Supplement as Facility Documents and all other agreements, documents and instruments delivered pursuant thereto or in connection therewith.

      "FRI" shall mean Fairfield Resorts, Inc., a Delaware corporation and the parent corporation of FAC.

      "GUARANTEE" shall mean the performance guarantee dated as of the date hereof, executed by the Performance Guarantor in favor of the Depositor, the Issuer and the Trustee.

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      "INDENTURE AND SERVICING AGREEMENT" shall have the meaning set forth in the recitals.

      "INDENTURE SUPPLEMENT" shall mean, with respect to any Series, an indenture supplement to the Indenture and Servicing Agreement, executed and delivered in connection with the issuance of the Notes of such Series pursuant to Section 2.10 of the Indenture and Servicing Agreement, and all amendments thereof and supplements thereto.

      "INDEPENDENT DIRECTOR" shall mean an individual who is an Independent Director as defined in the Limited Liability Company Agreement of the Depositor or the Issuer, as applicable, as in effect on the date of this Agreement.

      "INITIAL POOL LOANS" shall mean, with respect to any Series, the Pool Loans listed on the Pool Loan Schedule on the Closing Date for such Series.

      "INSTALLMENT CONTRACT" shall mean any Installment Contract under the applicable Purchase Agreement.

      "ISSUER" shall have the meaning set forth in the preamble.

      "ISSUER ADMINISTRATIVE SERVICES AGREEMENT" shall mean the Administrative Services Agreement dated as of August 29, 2002 by and between FAC as administrator and the Issuer.

      "LOAN" shall have the meaning assigned to that term in the applicable Purchase Agreement.

      "MORTGAGE" shall have the meaning assigned to that term in the applicable Purchase Agreement.

      "NOTES" shall mean any Series of Notes issued by the Issuer pursuant to the Indenture and Servicing Agreement and the respective Indenture Supplements.

      "OBLIGOR" shall have the meaning assigned to that term in the applicable Purchase Agreement.

      "ORIGINATOR" shall have the meaning assigned to that term in the applicable Purchase Agreement.

      "PA SUPPLEMENT" shall mean any supplement to a Purchase Agreement relating to Loans constituting collateral for a particular Series of Notes.

      "PERFORMANCE GUARANTOR" shall mean Cendant.

      "PERMITTED ENCUMBRANCE" shall have the meaning assigned to that term in the applicable Purchase Agreement.

      "POOL ASSETS" shall mean, with respect to any Series, any and all right, title, and interest of the Depositor in, to and under (a) the Pool Loans from time to time and the related Transferred

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Assets and all of the Depositor's rights under the Purchase Agreements and the
Guarantee, (b) the Pool Collections and (c) the proceeds of any of the foregoing.

      "POOL COLLECTIONS" shall mean, for any Series, all funds that are received on account of or otherwise in connection with the Pool Loans for such Series, including without limitation (a) all Collections in respect of any Pool Loans,
(b) all amounts received from any Seller in respect of amounts relating to Repurchase Prices and Substitution Adjustment Amounts under the applicable PA Supplement or from Cendant in respect of any payments made by Cendant as guarantor of the obligations of the Seller or the Master Servicer under the Guarantee.

      "POOL LOAN" shall mean, for each Series, each Loan that is listed on the applicable Pool Loan Schedule on the Closing Date for the related Series and Additional Pool Loans that are listed from time to time on such Pool Loan Schedule.

      "POOL LOAN CONVEYANCE DOCUMENTS" shall mean, with respect to any Pool Loan, (a) the Assignment of Additional Pool Loans in the form of Exhibit A, if applicable, and (b) any such other releases, documents, instruments or agreements as may be required by the Depositor, the Issuer or the Trustee in order to more fully effect the sale (including any prior assignments) of such Pool Loan and any other related Pool Assets.

      "POOL LOAN PURCHASE PRICE," for the Pool Assets with respect to any Series, shall have the meaning set forth in the applicable PPA Supplement.

      "POOL LOAN SCHEDULE" shall mean the list of Loans attached to the applicable PPA Supplement as Schedule 1, as amended from time to time on each Addition Date and Repurchase Date as provided in the applicable PPA Supplement and Section 8(b) of this Agreement, which list shall set forth the same information with respect to each Pool Loan as required in the Loan Schedules for the applicable Purchase Agreement.

      "POOL PURCHASE PRICE," for each Series, shall have the meaning set forth in the applicable PPA Supplement.

      "PPA SUPPLEMENT" shall have the meaning set forth in the recitals.

      "PURCHASE" shall mean, with respect to any Series, the sale of Loans and related Transferred Assets from the Depositor to the Issuer.

      "PURCHASE AGREEMENT" shall mean each of the Master Loan Purchase Agreement dated as of August 29, 2002 by and between FAC as seller, FRI as co-originator, Fairfield Myrtle Beach, Inc. as co-originator, Sea Gardens Beach and Tennis Resort, Inc., Vacation Break Resorts, Inc., Vacation Break Resorts at Star Island, Inc., Palm Vacation Group, Ocean Ranch Vacation Group and the Depositor as purchaser; the Master Loan Purchase Agreement dated as of August 29, 2002 by and between EFI as Seller and the Depositor as purchaser; or the Master Loan Purchase Agreement dated as of August 29, 2002 by and between Trendwest as Seller and the Depositor as purchaser, in each case as such agreements may be amended, modified or supplemented from time to time in accordance with the terms thereof, and any other purchase agreement relating to the purchase of Loans from a Seller by the Depositor.

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      "PURCHASE TERMINATION DATE" shall mean the date specified by the Trustee following the occurrence of a Purchase Termination Event; PROVIDED, HOWEVER, that if an Insolvency Event has occurred with respect to either the Depositor or the Issuer, the Purchase Termination Date shall be deemed to have occurred automatically without any such notice.

      "PURCHASE TERMINATION EVENT" shall have the meaning set forth in
Section 13.

      "REPURCHASE DATE," for each Series, shall have the meaning set forth in the applicable PPA Supplement.

      "REPURCHASE PRICE," for each Series, shall have the meaning set forth in the applicable PPA Supplement.

      "SCHEDULE 1-A POOL LOAN" shall have the meaning set forth in Section 12.

      "SCHEDULE 1-B POOL LOAN" shall have the meaning set forth in Section 12.

      "SELLER" shall have the meaning set forth in the recitals.

      "SELLER SUBSIDIARY" shall mean any Subsidiary of a Seller, other than the Depositor or the Issuer.

      "TIMESHARE PROPERTY" shall have the meaning set forth in the applicable Purchase Agreement.

      "TRENDWEST" shall mean Trendwest Resorts, Inc., a wholly-owned indirect Subsidiary of Cendant.

      "TRUSTEE" shall have the meaning set forth in the recitals.

      "WORLDMARK" shall mean WorldMark, The Club, a California not-for-profit mutual benefit corporation.

SECTION 2.   PURCHASE AND SALE.

      Provisions with respect to the Purchase and sale of the Pool Loans and the related Pool Assets for each Series shall be set forth in the related PPA Supplement.

SECTION 3.   POOL LOAN PURCHASE PRICE.

      The Pool Loan Purchase Price for the Pool Loans and the related Pool Assets of each Series sold on each Closing Date shall be set forth in the related PPA Supplement.

      The purchase price for any Additional Pool Loans and the related Pool Assets (the "ADDITIONAL POOL LOAN PURCHASE PRICE") conveyed to the Issuer under this Agreement and the related PPA Supplement on each Addition Date shall be a dollar amount equal to the aggregate outstanding principal balance of such Additional Pool Loans sold on such Addition Date, subject to adjustment to reflect such factors as the Issuer and the Depositor mutually agree, and further subject to any requirements of the related PPA Supplement.

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SECTION 4.   PAYMENT OF PURCHASE PRICE.

      (a) CLOSING DATES. On the terms and subject to the conditions of this Agreement and the related PPA Supplement, payment of the Pool Loan Purchase Price for the Pool Loans and the related Pool Assets transferred on each Closing Date shall be made by the Issuer on such Closing Date in immediately available funds to the Depositor to such accounts at such banks as the Depositor shall designate to the Issuer not less than one Business Day prior to such Closing Date.

      (b) MANNER OF PAYMENT OF ADDITIONAL POOL LOAN PURCHASE PRICE. On the terms and subject to the conditions of this Agreement and the related PPA Supplement, the Issuer shall pay to the Depositor, on each other Business Day on which any Pool Assets are purchased from the Depositor by the Issuer pursuant to the related PPA Supplement, the Additional Pool Loan Purchase Price for such Pool Assets by paying such Additional Pool Loan Purchase Price to the Depositor in cash.

      (c) PAYMENT OF ADJUSTMENTS. The Depositor shall pay to the Issuer in cash, on the date of receipt by the Depositor, any payment in respect of Repurchase Prices or Substitution Adjustment Amounts relating to the Pool Assets made by any Seller to the Depositor pursuant to any Purchase Agreement. The Depositor shall instruct the Sellers to deposit all payments in respect of such Repurchase Prices and Substitution Adjustment Amounts directly in the Collection Account.

SECTION 5.   CONDITIONS PRECEDENT TO SALE OF POOL LOANS.

      The conditions precedent to a sale of Pool Assets shall be as specified in the related PPA Supplement.

SECTION 6.   REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR.

      The Depositor represents and warrants as of each Closing Date and as of each Addition Date, or as of such other date specified in such representation and warranty, that:

             (a) The Depositor is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has full limited liability company power, authority and legal right to own its properties and conduct its business as such properties are presently owned and as such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and the related PPA Supplement. The Depositor is duly qualified to do business and is in good standing as a foreign entity, and has obtained all necessary licenses and approvals in each jurisdiction necessary to carry on its business as presently conducted and to perform its obligations under this Agreement and the related PPA Supplement.

             (b) The execution, delivery and performance by the Depositor of each of the Facility Documents to which it is a party and the consummation by the Depositor of the transactions provided for in this Agreement, the related PPA Supplement and each other Facility Document to which it is a party have been duly authorized by the Depositor by all necessary limited liability company action.

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             (c)    This Agreement, the related PPA Supplement and each other
Facility Document to which it is a party has been duly and validly executed and delivered by the Depositor and constitutes the legal, valid and binding obligation of the Depositor, enforceable against it in accordance with its respective terms, except as such enforceability may be subject to or limited by Debtor Relief Laws or by general principles of equity (whether considered in a suit at law or in equity).

             (d) The execution, delivery and performance by the Depositor of this Agreement, the related PPA Supplement and each other Facility Document to which it is a party and the consummation by the Depositor of the transactions contemplated hereby and thereby do not contravene (i) the Depositor's limited liability company agreement, (ii) any law, rule or regulation applicable to the Depositor, (iii) any contractual restriction contained in any material indenture, loan or credit agreement, lease, mortgage, deed of trust, security agreement, bond, note, or other material agreement or instrument binding on the Depositor or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Depositor or its properties (except where such contravention would not have a Material Adverse Effect with respect to the Depositor or its properties), and do not result in (except as provided in the Facility Documents) or require the creation of any Lien upon or with respect to any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. To the extent that this representation is being made with respect to Title I of ERISA or Section 4975 of the Code, it is made subject to the assumption that none of the assets being used to purchase the Pool Loans and Pool Assets constitute assets of any Benefit Plan or Plan with respect to which the Depositor is a party in interest or disqualified person.

             (e) There are no proceedings or investigations pending, or to the best knowledge of the Depositor threatened, against the Depositor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of this Agreement, the related PPA Supplement or any other Facility Document to which it is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the related PPA Supplement or any other Facility Document to which it is a party, (C) seeking any determination or ruling that would adversely affect the validity or enforceability of this Agreement, the related PPA Supplement or any other Facility Document to which it is a party or (D) seeking any determination or ruling that would, if adversely determined, be reasonably likely to have a Material Adverse Effect with respect to the Depositor.

             (f) All approvals, authorizations, consents or orders of any court or governmental agency or body required in connection with the execution and delivery by the Depositor of this Agreement, the related PPA Supplement or any other Facility Document to which it is a party, the consummation by it of the transactions contemplated hereby or thereby and the performance by it of, and the compliance by it with, the terms hereof or thereof, have been obtained, except where the failure to do so would not have a Material Adverse Effect with respect to the Depositor.

             (g) The Depositor, both prior to and immediately after giving effect to the sale of Pool Loans to the Issuer on such date, (A) is not insolvent (as such term is defined in the Bankruptcy Code), (B) is able to pay its debts as they become due and (C) does not have

                                        7
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unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

             (h) The Depositor has observed the applicable legal requirements on its part for the recognition of the Depositor as a legal entity separate and apart from each of the Seller, the Seller Subsidiaries and any of their respective Affiliates.

             It is understood and agreed that the representations and warranties contained in this Section 6 shall remain operative and in full force and effect, shall survive the transfer and conveyance of the Pool Loans by the Depositor to the Issuer and the grant of a security interest in the Pool Assets by the Issuer to the Collateral Agent and shall inure to the benefit of the Issuer, the Trustee, the Collateral Agent and the Noteholders and their respective designees, successors and assigns.

SECTION 7.   AFFIRMATIVE COVENANTS OF THE DEPOSITOR.

      From and after the date hereof until the termination of this Agreement, the Depositor shall:

             (a) SEPARATE LEGAL ENTITY. Take such actions as shall be required on its part in order that the identity of the Depositor as a legal entity separate from each of the Sellers, the Seller Subsidiaries and any of their respective Affiliates will be recognized, including:

                    (i) The Depositor will conduct its business in office space allocated to it and for which it pays an appropriate rent and overhead allocation;

                    (ii) The Depositor will maintain corporate records and books of account separate from those of the Sellers, the Seller Subsidiaries, their respective Affiliates and the Issuer and telephone numbers and stationery that are separate and distinct from those of the Seller, the Seller Subsidiaries, their respective Affiliates and the Issuer;

                    (iii) The Depositor's assets will be maintained in a manner that facilitates their identification and segregation from those of any of the Sellers, the Seller Subsidiaries, their respective Affiliates and the Issuer;

                    (iv) The Depositor will strictly observe corporate formalities in its dealings with the public and with the Sellers, the Seller Subsidiaries, their respective Affiliates and the Issuer and, except as contemplated by the Facility Documents, funds or other assets of the Depositor will not be commingled with those of any of the Sellers, the Seller Subsidiaries, their respective Affiliates and the Issuer. The Depositor will at all times, in its dealings with the public and with the Sellers, the Seller Subsidiaries, their respective Affiliates and the Issuer, hold itself out and conduct itself as a legal entity separate and distinct from the Sellers, the Seller Subsidiaries, their respective Affiliates and the Issuer. The Depositor will not maintain joint bank accounts or other depository accounts to which any of the Sellers, the Seller Subsidiaries or their respective Affiliates (other than the Master Servicer) has independent access;

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                    (v)     The duly elected board of directors of the Depositor
             and duly appointed officers of the Depositor will at all times have sole authority to control decisions and actions with respect to the daily business affairs of the Depositor;

                    (vi) Not less than one member of the Depositor's board of directors will be an Independent Director. The Depositor will observe those provisions in its limited liability agreement that provide that the Depositor's board of directors will not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Depositor unless the Independent Director and all other members of the Depositor's board of directors unanimously approve the taking of such action in writing prior to the taking of such action;

                    (vii) The Depositor will compensate each of its employees, consultants and agents from the Depositor's own funds for services provided to the Depositor; and

                    (viii) The Depositor will not hold itself out to be responsible for the debts of any of the Sellers, the Seller Subsidiaries or their respective Affiliates.

             (b) COMPLIANCE WITH LAWS, ETC. Comply in all material respects with all applicable laws, rules, regulations, judgments, decrees and orders (including without limitation those relating to the Loans and related Timeshare Properties), in each case to the extent that any such failure to comply, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect with respect to the Depositor.

             (c) PRESERVATION OF CORPORATE EXISTENCE. Preserve and maintain its limited liability company existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing as a foreign entity in each jurisdiction in which the failure to preserve and maintain such qualification as a foreign corporation could reasonably be expected to have a Material Adverse Effect with respect to the Depositor.

             (d) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Mark its computer files, books and records to indicate the sale of all Pool Assets to the Issuer hereunder and under each PPA Supplement.

             (e) PAYMENT OF TAXES. To the extent required by applicable law, file (or cause to be filed on its behalf as a member of a consolidated group) all tax returns and reports required by law to be filed by it and pay all taxes, assessments and governmental charges thereby shown to be owing by it, except for any such taxes, assessments or charges (i) that are being diligently contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP have been set aside on its books and that have not given rise to any Liens (other than Permitted Encumbrances) or (ii) the amount of which, either singly or in the aggregate, would not have a Material Adverse Effect with respect to the Depositor.

             (f) TURNOVER OF COLLECTIONS. If the Depositor or any of its agents or representatives at any time receives any cash, checks or other instruments constituting Pool Collections, segregate and hold such payments in trust for, and in a manner acceptable to, the Master Servicer and promptly upon receipt (and in any event within two Business Days

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following receipt) remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the applicable Collection
Account.

SECTION 8.   NEGATIVE COVENANTS OF THE DEPOSITOR.

      From and after the date hereof until the final Series Termination Date, the Depositor agrees that it will not:

             (a) SALES, LIENS, ETC. Sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien (other than Permitted Encumbrances) of anyone claiming by or through it on or with respect to, any Pool Asset or any interest therein, other than sales of Pool Assets pursuant to this Agreement.

             (b) NO MERGERS, ETC. Consolidate with or merge with or into any other Person or convey, transfer or sell (other than to the Issuer) all or substantially all of its properties and assets to any Person.

             (c) CHANGE IN NAME. Change its name or its type or jurisdiction of organization unless the Depositor has given the Issuer and its assignees and the rating agencies then rating any Series of Notes at least 30 days' prior written notice thereof and taken all action necessary or reasonably requested by the Trustee to amend its existing financing statements and file additional financing statements in all applicable jurisdictions in order to perfect and maintain the perfection of the ownership interest or security interest of the Issuer in the Pool Loans and the related Pool Assets.

             (d) INDEBTEDNESS. Create, incur or permit to exist, or give any guarantee or indemnity in respect of, any indebtedness except for (A) liabilities created or incurred by the Depositor pursuant to the Facility Documents or contemplated by such Facility Documents and (B) other reasonable and customary operating expenses; PROVIDED that the Depositor shall not incur any indebtedness for borrowed money in excess of $9,500 unless the related creditor shall agree in writing to a non-petition covenant substantially similar to Section 15(h)(ii) hereof for the benefit of the Depositor.

             (e) AMENDMENTS, ETC. Permit the validity or effectiveness of any Facility Document to which it is a party or the rights and obligations created thereby or pursuant thereto to be amended, terminated, postponed or discharged, or permit any amendment to any Facility Document to which it is a party without the consent of the Issuer and the Indenture Trustee, or permit any Person whose obligations form part of the Pool Assets to be released from such obligations, except in accordance with the terms of such Facility Document.

             (f) CAPITAL EXPENDITURES. Incur or make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

             (g) LIMITATION ON BUSINESS. Engage in any business other than financing, purchasing, owning and selling and managing the Pool Assets in the manner contemplated by the Facility Documents and all activities incidental thereto, or enter into or be a party to any agreement or instrument other than any Facility Document or documents and agreements incidental thereto.

             (h) CAPITAL CONTRIBUTIONS. Except as contemplated by the Facility Documents, make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

SECTION 9. REPURCHASES OR SUBSTITUTIONS OF POOL LOANS FOR BREACH OF REPRESENTATIONS AND WARRANTIES.

      Provisions with respect to repurchase and substitution of the Pool Loans for each Series for breaches of representations and warranties shall be set forth in the related PPA Supplement.

SECTION 10.  REPRESENTATIONS AND WARRANTIES OF THE ISSUER.

      The Issuer represents and warrants as of each Closing Date and as of each Addition Date, or as of such other date specified in such representation and warranty, that:

             (a) The Issuer is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has full limited liability company power, authority, and legal right to own its properties and conduct its business as such properties are presently owned and as such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and the related PPA Supplement. The Issuer is duly qualified to do business and is in good standing as a foreign entity, and has obtained all necessary licenses and approvals in each jurisdiction necessary to carry on its business as presently conducted and to perform its obligations under this Agreement.

             (b) The execution, delivery and performance by the Issuer of each of the Facility Documents to which it is a party and the consummation by the Issuer of the transactions provided for in this Agreement, the related PPA Supplement and each other Facility Document to which it is a party have been duly authorized by the Issuer by all necessary limited liability company action.

             (c) This Agreement, the related PPA Supplement and each other Facility Document to which it is a party constitutes the legal, valid and binding obligation of the Issuer, enforceable against it in accordance with its respective terms, except as such enforceability may be subject to or limited by Debtor Relief Laws or by general principles of equity (whether considered in a suit at law or in equity).

             (d) The execution, delivery and performance by the Issuer of this Agreement, the related PPA Supplement and each other Facility Document to which it is a party and the consummation by the Issuer of the transactions contemplated hereby and thereby do not contravene (i) the Issuer's limited liability company agreement, (ii) any law, rule or regulation applicable to the Issuer, (iii) any contractual restriction contained in any material indenture, loan or credit agreement, lease, mortgage, deed of trust, security agreement, bond, note, or other material agreement or instrument binding on the Issuer or
(iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Issuer or its properties (except where such contravention would not have a Material Adverse Effect with respect to the Issuer or its properties), and do not result in (except as provided in the Facility Documents) or require the creation of any Lien upon or with respect to any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. To the extent that this representation is being made with respect to Title I of ERISA or Section 4975 of the Code, it is made subject to the assumption that none of the assets being used to purchase the Pool Loans and Pool Assets constitute assets of any Benefit Plan or Plan with respect to which the Issuer is a party in interest or disqualified person.

             (e) There are no proceedings or investigations pending, or to the best knowledge of the Issuer threatened, against the Issuer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of this Agreement, the related PPA Supplement or any other Facility Document to which it is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the related PPA Supplement or any other Facility Document to which it is a party, (C) seeking any determination or ruling that would adversely affect the validity or enforceability of this Agreement, the related PPA Supplement or any other Facility Document to which it is a party or (D) seeking any determination or ruling that would, if adversely determined, be reasonably likely to have a Material Adverse Effect with respect to the Issuer.

             (f) All approvals, authorizations, consents or orders of any court or governmental agency or body required in connection with the execution and delivery by the Issuer of this Agreement, the related PPA Supplement or any other Facility Document to which it is a party, the consummation by it of the transactions contemplated hereby or thereby and the performance by it of, and the compliance by it with, the terms hereof or thereof, have been obtained, except where the failure to do so would not have a Material Adverse Effect with respect to the Issuer.

             (g) The Issuer (A) is not insolvent (as such term is defined in the Bankruptcy Code), (B) is able to pay its debts as they become due and
(C) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

             (h) The Issuer has observed the applicable legal requirements on its part for the recognition of the Issuer as a legal entity separate and apart from each of the Seller, the Seller Subsidiaries and any of their respective Affiliates.

SECTION 11.  AFFIRMATIVE COVENANTS OF THE ISSUER.

      From and after the date hereof until the termination of this Agreement, the Issuer shall take such actions as shall be required on its part in order that the identity of the Issuer as a legal entity separate from the Depositor, the Sellers, the Seller Subsidiaries and any of their respective Affiliates will be recognized, including:

                    (i) The Issuer will conduct its business in office space allocated to it and for which it pays an appropriate rent and overhead allocation;

                    (ii) The Issuer will maintain corporate records and books of account separate from those of the Depositor, the Sellers, the Seller Subsidiaries and their respective Affiliates and telephone numbers and stationery that are separate and distinct from those of the Sellers, the Seller Subsidiaries and their respective Affiliates;

                    (iii) The Issuer's assets will be maintained in a manner that facilitates their identification and segregation from those of any of the Depositor, the Sellers, the Seller Subsidiaries and their respective Affiliates;

                    (iv) The Issuer will strictly observe corporate formalities in its dealings with the public and with the Depositor, the Sellers, the Seller Subsidiaries and their respective Affiliates and, except as contemplated by the Facility Documents, funds or other assets of the Issuer will not be commingled with those of any the Depositor, the Sellers, the Seller Subsidiaries and their respective Affiliates. The Issuer will at all times, in its dealings with the public and with any of the Depositor, the Sellers, the Seller Subsidiaries and their respective Affiliates, hold itself out and conduct itself as a legal entity separate and distinct from the Depositor, the Sellers and their respective Affiliates. The Issuer will not maintain joint bank accounts or other depository accounts to which any of the Depositor, the Sellers, the Seller Subsidiaries and their respective Affiliates (other than the Master Servicer) has independent access;

                    (v) The duly elected board of directors of the Issuer and duly appointed officers of the Issuer will at all times have sole authority to control decisions and actions with respect to the daily business affairs of the Issuer;

                    (vi) Not less than one member of the Issuer's board of directors will be an Independent Director. The Issuer will observe those provisions in its limited liability company agreement that provide that the Issuer's board of directors will not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Issuer unless the Independent Director and all other members of the Issuer's board of directors unanimously approve the taking of such action in writing prior to the taking of such action;

                    (vii) The Issuer will compensate each of its employees, consultants and agents from the Issuer's own funds for services provided to the Issuer; and

                    (viii) The Issuer will not hold itself out to be responsible for the debts of any of the Depositor, the Sellers, the Seller Subsidiaries and their respective Affiliates.

SECTION 12.  DEPOSITOR REPURCHASES.

             (a) OPTIONAL SUBSTITUTION OF SCHEDULE 1-A POOL LOANS. On each Closing Date and each Addition Date, the Depositor shall designate the Pool Loans, if any, Purchased on such date that will be subject to optional substitution in whole or in part by the Depositor (such Pool Loans, the "SCHEDULE 1-A POOL LOANS"), and such Pool Loans shall be listed as Schedule 1-A

Pool Loans in the Pool Loan Schedule for the applicable Series as set forth in the related PPA Supplement. All other Pool Loans Purchased by the Issuer from the Depositor on any Closing Date or Addition Cut-Off Date (the "SCHEDULE 1-B POOL LOANS") shall be listed as Schedule 1-B Pool Loans in the Pool Loan Schedule for the applicable Series and shall not be subject to optional substitution pursuant to this Section 12. The Depositor may not change the designation of any Pool Loan from a Schedule 1-B Pool Loan to a Schedule 1-A Pool Loan.

             (b) SUBSTITUTION OF OTHER POOL LOANS. The PPA Supplement for any Series may designate additional categories of Pool Loans that will be subject to substitution by the Depositor.

             (c) SUBSTITUTIONS. Schedule 1-A Pool Loans and any other Pool Loans subject to substitution pursuant to this Section 12 and any PPA Supplement shall be removed from the Schedule 1-A Pool Loans and another Pool Loan substituted therefore by the Depositor subject to the notice and re-conveyance provisions applicable to Defective Loans substitution provisions of the related PPA Supplement.

             (d) CONDITION PRECEDENT TO SUBSTITUTION OF POOL LOANS. No removal and substitution of any Pool Loans shall be made under Section 12 of this Agreement or any PPA Supplement on any date unless the Depositor provides a Pool Loan in substitution for the Pool Loan released in accordance with the provisions applicable to substitution for Defective Loans under the related PPA Supplement.

SECTION 13.  TERMINATION.

             (a) PURCHASE TERMINATION EVENTS. "PURCHASE TERMINATION EVENTS" for each Series, if any, shall be set forth in the related PPA supplement.

      If a Purchase Termination Event occurs, the Depositor shall promptly give notice to the Issuer and its assignees of such Purchase Termination Event.

             (b) PURCHASE TERMINATION. On the Purchase Termination Date, the Depositor shall cease transferring Pool Assets to the Issuer. Notwithstanding any cessation of the transfer to the Issuer of additional Pool Assets, Pool Assets transferred to the Issuer prior to the Purchase Termination Date and Pool Collections in respect of such Pool Assets, whenever accrued in respect of such Pool Assets, shall continue to be property of the Issuer available for grant of security interest pursuant to the Indenture and Servicing Agreement.

SECTION 14.  INDEMNITIES BY THE DEPOSITOR.

      Without limiting any other rights that any Depositor Indemnified Party may have hereunder or under applicable law, the Depositor agrees to indemnify the Issuer and each of its successors, permitted transferees and assigns (including the Trustee for the benefit of Noteholders), and all officers, directors, shareholders, controlling Persons, employees and agents of any of the foregoing (each of the foregoing Persons, a "DEPOSITOR INDEMNIFIED PARTY"), from and against any and all damages, losses, claims (whether on account of settlements or otherwise), actions, suits, demands, judgments, liabilities (including penalties), obligations or disbursements of any kind or nature and related costs and expenses (including reasonable attorneys' fees and disbursements) awarded against or incurred by any of them, arising out of or as a result of any of the following (all of the foregoing, collectively, "DEPOSITOR INDEMNIFIED LOSSES"):

             (a) any representation or warranty made by the Depositor under any of the Facility Documents having been untrue or incorrect in any respect when made or deemed to have been made; PROVIDED, HOWEVER, that the Depositor's obligation to repurchase Defective Loans pursuant to Section 9 with respect to any representation assigned to the Issuer pursuant to the related PPA Supplement having been incorrect when made shall be the only remedy available to the Issuer or its assignees relating to such incorrect representation;

             (b) the failure to vest and maintain in the Issuer a first priority perfected ownership or security interest in the Pool Assets, free and clear of any Lien arising through the Depositor or anyone claiming through or under the Depositor; or

             (c) any failure of the Depositor to perform its duties or obligations in accordance with the provisions of any Facility Documents to which it is a party.

      Notwithstanding the foregoing, no indemnification payments shall be payable by the Depositor pursuant to this Section 14 except to the extent of funds available to the Depositor for such purpose.

      Notwithstanding the foregoing (and with respect to clause (ii) below, without prejudice to the rights that the Issuer may have pursuant to the other provisions of this Agreement or the provisions of any of the other Facility Documents), in no event shall any Depositor Indemnified Party be indemnified for any Depositor Indemnified Losses (i) resulting from negligence or willful misconduct on the part of such Depositor Indemnified Party, (ii) to the extent the same includes losses in respect of Pool Assets and reimbursement therefor that would constitute credit recourse to the Depositor for the amount of any Pool Asset not paid by the related Obligor or (iii) resulting from the action or omission of the Master Servicer.

      If for any reason the indemnification provided in this Section 15 is unavailable to a Depositor Indemnified Party or is insufficient to hold a Depositor Indemnified Party harmless, then the Depositor shall contribute to the maximum amount payable or paid to such Depositor Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Depositor Indemnified Party on the one hand and the Depositor on the other hand, but also the relative fault of such Depositor Indemnified Party and the Depositor, and any other relevant equitable considerations.

SECTION 15.  MISCELLANEOUS.

      (a) AMENDMENT. This Agreement and any PPA Amendment may be amended from time to time or the provisions hereof may be waived or otherwise modified by the parties hereto or thereto by written agreement signed by the parties hereto or thereto.

      (b) ASSIGNMENT. The Issuer has the right to assign its interest under this Agreement and any PPA Amendment as may be required to effect the purposes of the Indenture and Servicing Agreement without the consent of the Depositor, and the assignee shall succeed to the rights hereunder of the Issuer. In addition, but only to the extent allowed by the Indenture and

Servicing Agreement, each of the Collateral Agent and the Trustee has the right to assign its interest hereunder and under any PPA Agreement without the written consent of the Depositor and the assignee shall succeed to the rights hereunder or thereunder of Collateral Agent or Trustee.

      (c) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      (d) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

      (e) NOTICES. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given, if personally delivered at or mailed by registered mail, postage prepaid, or by express delivery service, to (i) in the case of Depositor, Sierra Deposit Company, LLC, 10750 West Charleston Blvd., Suite 130, Mailstop 2067, Las Vegas, Nevada 89135, Attention: President, or such other address as may hereafter be furnished to the Issuer and (ii) in the case of the Issuer, Sierra Receivables Funding Company, LLC, 10750 West Charleston Blvd., Suite 130, Mailstop 2046, Las Vegas, Nevada 89135, Attention: President, or such other address an may be furnished to the Depositor.

      (f) SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Depositor and the Issuer and their respective successors and assigns, as may be permitted hereunder, and shall inure to the benefit of, and be enforceable by, the Depositor and the Issuer and each of the Collateral Agent, the Trustee and the Noteholders.

      (h)    NO PROCEEDINGS.

             (i) The Depositor hereby agrees that it will not institute against the Issuer or join any other Person in instituting against the Issuer any proceeding under any Debtor Relief Law so long as the Termination Date shall not have occurred or there shall not have elapsed one year plus one day since the Termination Date. The foregoing shall not limit the right of the Depositor to file any claim in or otherwise take any action with respect to any proceeding under any Debtor Relief Law that was instituted against the Issuer by any Person other than the Depositor.

             (ii) The Issuer hereby agrees that it will not institute against the Depositor or WorldMark or join any other Person in instituting against the Depositor or WorldMark any proceeding under any Debtor Relief Law so long as the Termination Date shall not have occurred or there shall not have elapsed one year plus one day since the Termination

      Date. The foregoing shall not limit the right of the Issuer to file any claim in or otherwise take any action with respect to any proceeding under any Debtor Relief Law that was instituted against the Depositor or WorldMark by any Person other than the Issuer.

      (i) RECOURSE TO THE DEPOSITOR. Except to the extent expressly provided otherwise in the Facility Documents, the obligations of the Depositor under the Facility Documents to which it is a party are solely the obligations of the Depositor, and no recourse shall be had for payment of any fee payable by or other obligation of or claim against the Depositor that arises out of any Facility Document to which the Depositor is a party against any director, officer or employee of the Depositor. The provisions of this Section 15(i) shall survive the termination of this Agreement.

      (j) RECOURSE TO THE ISSUER. Except to the extent expressly provided otherwise in the Facility Documents, the obligations of the Issuer under the Facility Documents to which it is a party (i) are solely the obligations of the Issuer, and no recourse shall be had for payment of any fee payable by or other obligation of or claim against the Issuer that arises out of any Facility Document to which the Issuer is a party against any director, officer or employee of the Issuer and (ii) are payable solely from funds available to the Issuer under the Indenture and Servicing Agreement for such purpose. The provisions of this Section 15(j) shall survive the termination of this Agreement.

      (k) CONFIDENTIALITY. The Issuer agrees to maintain the confidentiality of any information regarding the Sellers, the Seller Subsidiaries, the Depositor and Cendant obtained in accordance with the terms of this Agreement that is not publicly available; PROVIDED, HOWEVER, that the Issuer may reveal such information (i) as necessary or appropriate in connection with the administration or enforcement of this Agreement or its funding of Purchases under this Agreement, (ii) as required by law, government regulation, court proceeding or subpoena and (iii) as necessary or appropriate in connection with the financing statements filed pursuant to this Agreement or any PPA Supplement.

      IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                        SIERRA DEPOSIT COMPANY, LLC
                                         as Depositor


                                        By:   /s/ Ralph E. Turner
                                           -------------------------------------
                                           Name: Ralph E. Turner
                                           Title: President and Treasurer

                                        SIERRA RECEIVABLES FUNDING COMPANY, LLC
                                         as Issuer


                                        By:   /s/ Ralph E. Turner
                                           -------------------------------------
                                           Name: Ralph E. Turner
                                           Title: President and Treasurer


                  [Signature page for Pool Purchase Agreement]